                      Section 240.14a-101  Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                     SALOMON BROTHERS HIGH INCOME FUND INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ----------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:


     ----------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ----------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------

     (5) Total fee paid:


     ----------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          -----------------------------------------------------

          (2) Form, Schedule or Registration Statement No.:


          -----------------------------------------------------

          (3) Filing Party:


          -----------------------------------------------------

          (4) Date Filed:


          -----------------------------------------------------

                      SALOMON BROTHERS HIGH INCOME FUND INC
                   125 BROAD STREET, NEW YORK, NEW YORK 10004


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  March 7, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers High Income Fund Inc (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, April 10, 2003 at 9:30 a.m., New York time, for the purposes of considering and voting upon the following:

          1.   The election of Directors (Proposal 1); and

          2.   Any other business that may properly come before the Meeting.

     The close of business on February 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                       By Order of the Board of Directors,



                                       Christina T. Sydor
                                       Secretary



     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                REGISTRATION                                  VALID SIGNATURE
                ------------                                  ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. .............................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. .............................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ....................   John Doe
(4) ABC Corp. Profit Sharing Plan .........................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust .............................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ..................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA ...   John B. Smith
(2) John B. Smith .........................................   John B. Smith, Jr., Executor

                      SALOMON BROTHERS HIGH INCOME FUND INC
                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                                ----------------

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Thursday, April 10, 2003 at 9:30 a.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 7, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on February 26, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 26, 2003, there were 5,068,828 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Citigroup Inc.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class III Directors to hold office until the year 2006 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the year 2004 and 2005 Annual Meetings of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. In September 2002 Heath B. McLendon resigned as Chairman and a Director of the Fund in order to serve as Chairman of the Equity Research Policy Committee at Salomon Smith Barney Inc.

     The following table provides information concerning each nominee for election as Class III Directors of the Fund:

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND
                                                                                                   COMPLEX
                                                                             PRINCIPAL           OVERSEEN BY         OTHER
                                                                           OCCUPATION(S)           NOMINEE       DIRECTORSHIPS
         NAME, ADDRESS             POSITION(S) HELD      LENGTH OF          DURING PAST          (INCLUDING         HELD BY
            AND AGE                    WITH FUND        TIME SERVED           5 YEARS             THE FUND)         NOMINEE
-------------------------------   ------------------   -------------   ---------------------   --------------   --------------
NON-INTERESTED DIRECTOR NOMINEE
Carol L. Colman                      Director and       Since 2002     President, Colman             33              None
 Colman Consulting                     Member of                       Consulting.
 278 Hawley Road                       Audit and
 North Salem, NY 10560                Nominating
 Age: 57                              Committees

INTERESTED DIRECTOR NOMINEE
R. Jay Gerken*                       Chairman and       Since 2002     Managing Director,           227              None
 Salomon Smith Barney Inc.             Director                        Salomon Smith
 399 Park Avenue                                                       Barney Inc. ("SSB");
 New York, NY 10022                                                    formerly, portfolio
 Age: 51                                                               manager, Smith
                                                                       Barney Growth and
                                                                       Income Fund
                                                                       (1994-2000) and
                                                                       Smith Barney
                                                                       Allocation Series
                                                                       Inc. (1996-2001).

----------
* Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

     The following table provides information concerning the remaining Directors of the Fund:

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
                                                                        PRINCIPAL          OVERSEEN BY         OTHER
                                                                      OCCUPATION(S)         DIRECTOR       DIRECTORSHIPS
         NAME, ADDRESS           POSITION(S) HELD    LENGTH OF         DURING PAST         (INCLUDING         HELD BY
            AND AGE                  WITH FUND      TIME SERVED          5 YEARS            THE FUND)        DIRECTOR
------------------------------- ------------------ ------------- ----------------------- -------------- ------------------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Jeswald W. Salacuse                Director and     Since 1993   Henry J. Braker               32       Director of two
 Tufts University                    Member of                   Professor of                           registered
 The Fletcher School of Law          Audit and                   Commercial Law and                     investment
 & Diplomacy                        Nominating                   formerly Dean, The                     companies advised
 Packard Avenue                     Committees                   Fletcher School of                     by Advantage
 Medford, MA 02155                                               Law & Diplomacy,                       Advisers, Inc.
 Age: 65                                                         Tufts University.                      ("Advantage").

Daniel P. Cronin                   Director and     Since 1993   Associate General             30       None
 Pfizer Inc.                         Member of                   Counsel, Pfizer, Inc.
 235 East 42nd Street                Audit and
 New York, NY 10017                 Nominating
 Age: 57                            Committees

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb                     Director and     Since 2001   President, The                32       Director of
 The Council on Foreign              Member of                   Council on Foreign                     two registered
  Relations                          Audit and                   Relations; formerly,                   investment
 58 East 68th Street                Nominating                   Columnist, Deputy                      companies advised
 New York, NY 10021                 Committees                   Editorial Page Editor                  by Advantage.
 Age: 65                                                         and Editor, Op-Ed
                                                                 Page, The New York
                                                                 Times.

Dr. Riordan Roett                  Director and     Since 1995   Professor and                 32       The Latin America
 The Johns Hopkins University        Member of                   Director, Latin                        Equity Fund, Inc.
 1710 Massachusetts Ave., NW         Audit and                   American Studies
 Washington, D.C. 20036             Nominating                   Program, Paul H.
 Age: 64                            Committees                   Nitze School of
                                                                 Advanced
                                                                 International
                                                                 Studies, The Johns
                                                                 Hopkins University.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:

                                                           AGGREGATE DOLLAR RANGE OF
                                                             EQUITY SECURITIES IN
                                                              ALL FUNDS OVERSEEN
                                DOLLAR RANGE OF EQUITY       BY DIRECTOR/NOMINEE
  NAME OF DIRECTOR/NOMINEE      SECURITIES IN THE FUND       AND ADVISED BY SBAM
----------------------------   ------------------------   ----------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                         none                      over $100,000
Daniel P. Cronin                    $1 - $10,000                $10,001 - $50,000
Leslie H. Gelb                          none                       $1 - $10,000
Dr. Riordan Roett                   $1 - $10,000                   $1 - $10,000
Jeswald W. Salacuse                 $1 - $10,000                $10,001 - $50,000

INTERESTED DIRECTOR/NOMINEE
*R. Jay Gerken                      $1 - $10,000                  over $100,000

----------
* Mr. Gerken is an "interested person" as defined in the 1940 Act as amended (the "1940 Act"), because he is a Managing Director of SSB, an affiliate of SBAM, the Fund's investment adviser.

     None of the Directors nor nominees for election as Director who are not "interested persons" of the Fund as defined in the 1940 Act, nor their immediate family members, had any interest in SBAM, the Fund's investment adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2002.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman and President, the executive officers of the Fund currently are:

                                                                                    PRINCIPAL
                                  POSITION(S)                                     OCCUPATION(S)
                                   HELD WITH        LENGTH OF                      DURING PAST
    NAME, ADDRESS AND AGE            FUND          TIME SERVED                       5 YEARS
----------------------------   ----------------   -------------   ---------------------------------------------
Peter J. Wilby                 President          Since 2002      Managing Director of SSB and SBAM
 Salomon Brothers Asset                                           since January 1996.
 Management Inc. ("SBAM")
 399 Park Avenue               Executive          1993-2002
 4th Floor                     Vice President
 New York, NY 10022
 Age: 44

Lewis E. Daidone               Executive Vice     Since 2002      Managing Director of SSB; Chief Financial
 Salomon Smith Barney Inc.     President                          Officer and Treasurer of mutual funds
   ("SSB")                     and Chief                          affiliated with Citigroup Inc.; Director and
 125 Broad Street              Administrative                     Senior Vice President of SBFM and TIA.
 11th Floor                    Officer
 New York, NY 10004
 Age: 46                       Executive Vice     1998-2002
                               President and
                               Treasurer

James E. Craige                Executive Vice     Since 1996      Managing Director of SSB and SBAM
 SBAM                          President                          since December 1998; Director of SSB
 399 Park Avenue                                                  and SBAM since January 1998 and
 4th Floor                                                        Vice President of SSB and SBAM from
 New York, NY 10022                                               May 1992 to January 1998.
 Age: 36

Thomas K. Flanagan             Executive Vice     Since 1994      Managing Director of SSB and SBAM
 SBAM                          President                          since December 1998; Prior to December
 399 Park Avenue                                                  1998, Director of SBAM and SSB.
 4th Floor
 New York, NY 10022
 Age: 49

Maureen O'Callaghan            Executive Vice     Since 1996      Managing Director of SSB and SBAM
 SBAM                          President                          since December 1998; Director of SSB
 399 Park Avenue                                                  and SBAM since January 1996 to
 New York, NY 10022                                               December 1998.
 Age: 38

Beth A. Semmel                 Executive Vice     Since 1996      Managing Director of SSB and SBAM
 SBAM                          President                          since December 1998; Director of SSB
 399 Park Avenue                                                  and SBAM from January 1996 to
 4th Floor                                                        December 1998.
 New York, NY 10022
 Age: 42

Frances M. Guggino             Controller         Since 2002      Vice President, Citigroup Asset
 SSB                                                              Management.
 125 Broad Street,
 10th Floor
 New York, NY 10004
 Age: 44

Christina T. Sydor             Secretary          Since 1998      Managing Director of SSB; General
 SSB                                                              Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 4th Floor
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Ms. Colman, Messrs. Cronin, Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended December 31, 2002. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Ms. Colman, Messrs. Cronin, Gelb and Salacuse and Dr. Roett. Only Directors who are not "interested persons" of the Fund are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee met once during the Fund's fiscal year ended December 31, 2002.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended December 31, 2002 and the total compensation paid to each Director for the calendar year ended December 31, 2002. Certain of the Directors listed below are members of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors.

                                                                   TOTAL COMPENSATION
                                                                   FROM THE FUND AND
                                             AGGREGATE                OTHER FUNDS
                                            COMPENSATION            ADVISED BY SBAM
                                           FROM THE FUND         AND ITS AFFILIATES FOR
                                       FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
     NAME OF DIRECTORS                        12/31/02                  12/31/02
     -----------------                 ---------------------     ----------------------
                                                                    DIRECTORSHIPS(A)
      Carol L. Colman .............           $ 4,600                 $  90,950(13)
      Daniel P. Cronin ............           $ 9,200                 $  63,400(7)
      Leslie H. Gelb ..............           $ 6,650                 $  81,700(10)
      Dr. Riordan Roett ...........           $10,600                 $  93,400(10)
      Jeswald W. Salacuse .........           $ 9,200                 $  90,300(10)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

     During the Fund's last fiscal year, total compensation paid by the Fund to Mr. Barber, in his capacity as director emeritus, totaled $3,900.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and

Exchange Commission and the New York Stock Exchange, Inc. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended December 31, 2002, all filing requirements applicable to such persons were complied with except that timely Form 3 filings may not have been made by Thomas Flanagan, Anthony Pace, Beth Semmel, Maureen O'Callaghan, William Arnold, Virgil Cumming, Mark Kleinman, Ross Margolies and Wendy Murdock. However, during the Fund's fiscal year ended December 31, 2002, no purchases or sales were made by any of the foregoing people and, with the exception of Anthony Pace, who is no longer employed by SBAM, they have each subsequently filed Form 3s.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. During the fiscal year ended December 31, 2002, the Board of Directors met four times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which they were eligible.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts present to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2002.


                                       Submitted by the Audit Committee
                                       of the Fund's Board of Directors


                                       Carol L. Colman
                                       Daniel P. Cronin
                                       Leslie H. Gelb
                                       Dr. Riordan Roett
                                       Jeswald W. Salacuse


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2002 were $53,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2002.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended December 31, 2002 were $3,500. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 21, 2003. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers High Income Fund Inc, 300 First Stamford Place, Stamford, CT 06902) during the period from January 14, 2004 to February 16, 2004.

                                OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2002 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March 7, 2003

                     SALOMON BROTHERS HIGH INCOME FUND INC

                                 APRIL 10, 2003

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints R. Jay Gerken, Robert A. Vegliante and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers High Income Fund Inc (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York on Thursday, April 10, 2003, at 9:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                     SALOMON BROTHERS HIGH INCOME FUND INC

                                 APRIL 10, 2003

                                                ------------------------------
Please date, sign and mail your proxy card     | COMPANY NUMBER  |            |
in the envelope provided as soon as            |-----------------|------------|
possible.                                      | ACCOUNT NUMBER  |            |
                                                ------------------------------


            V  Please detach and mail in the envelope provided.  V

--------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
         PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  [X]

--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS (For Class III Directors)

                                      NOMINEES
   [ ]  FOR ALL NOMINEES              [ ] Carol L.Colman
                                      [ ] R. Jay Gerken
   [ ]  WITHHOLD AUTHORITY
        FOR ALL NOMINEES

   [ ]  FOR ALL EXCEPT
        (See instructions below)


INSTRUCTION: To withold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

2. Any other business that may properly come before the Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposals.


Please check here if you plan to attend the Meeting.  / /


Signature of Stockholder                                          Date:
                         ----------------------------------------       -------


Signature of Stockholder                                          Date:
                         ----------------------------------------       -------


NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.